SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 2003



                             barnesandnoble.com inc.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)



             0-26063                            13-4048787
      ----------------------           -------------------------------
     (Commission File Number)         (IRS Employer Identification No.)


    76 Ninth Avenue, New York, NY                        10011
 --------------------------------------                 --------
 (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number, Including Area Code (212) 414-6000
                                                           --------------

         (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

     Item 9. Regulation FD Disclosure. (Per SEC instruction, the following information, although listed under Item 9, is being provided under "Item 12. Results of Operations and Financial Condition.")

     On April 30, 2003, barnesandnoble.com inc. issued a press release announcing the results of its first quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1.



     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits

             99.1  Press Release of barneandnoble.com inc., dated April 30, 2003

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      barnesandnoble.com inc.
                                                     (Registrant)




                                         By:/s/ Kevin M. Frain
                                            -----------------------------------
                                       Name:    Kevin M. Frain
                                      Title:    Chief Financial Officer


Date:   April 30, 2003